UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5299

T. Rowe Price Science & Technology Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Science & Technology Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Equities rallied in June, which enabled stocks to achieve modest gains for the first half of 2011. Corporate earnings remained strong, but heightened economic turmoil, particularly in Europe, rekindled fears of slower economic growth and dampened stock performance. Technology earnings were robust, but forward earnings expectations—and stock prices—fluctuated widely in response to volatile economic data.

Your fund returned 5.56% in the first half of 2011, outpacing its Lipper peer group and slightly lagging the broad, unmanaged S&P 500 Index. (Returns for the Advisor Class shares were slightly lower, reflecting their different cost structure.)

MARKET ENVIRONMENT

Equity markets overcame heightened economic concerns in the first half of 2011 to extend their recovery from the recession-driven lows of 2009. Technology stocks, a standout performer during the past two years, continued to rise, albeit by less than the broader market in the last six months. Corporate profits have enjoyed a strong cyclical recovery, but that fact has limited bearing on future profits, which matter most for stock performance. Leading indicators and economic events were decidedly mixed in the first half. Downward gross domestic product revisions in the U.S., the tragic earthquake and tsunami in Japan, the ongoing European sovereign debt issues, and unclear economic signs in China conspired to form an uncertain growth outlook.

Technology stocks were hampered by this turbulence because spending on technology is highly correlated with economic growth. Nonetheless, technology companies continued to deliver favorable earnings, with particularly strong growth coming from companies participating in the rapid adoption of smartphones and cloud computing. We increased our allocation to health care stocks, which enjoyed outstanding performance, as earnings generally exceeded low expectations. Investors gained more clarity on the impact of health care reform and grew more optimistic that the consumption of health care services would continue increasing from recession-driven lows.

PORTFOLIO REVIEW

The fund continues to be diversified across the principal segments of science and technology. Since year-end, we have increased our allocations in hardware, telecommunication services, media, and semiconductors and decreased our allocations in technology services and software. At the end of June, software accounted for 30% of the portfolio. Other major components included semiconductors at 21%, hardware at 14%, media at 12%, and telecommunication equipment at 8%. For the first half of the year, stock selection was most favorable in semiconductors and hardware. Two sizable market sell-offs during the period provided opportunities to establish many promising new positions, including in well-positioned companies we previously deemed unattractively valued. We believe your fund is well positioned for the year’s second half and beyond.

Our best contributor during the first half of the year was National Semiconductor, which agreed in April to be acquired by Texas Instruments for a 78% premium above the stock’s trading price. National Semiconductor was one of our largest positions at the time of the acquisition announcement as we considered it markedly undervalued given its durable position in the attractive analog semiconductor market. We also benefited from the acquisition of wireless chipmaker Atheros by Qualcomm and education software provider Blackboard’s announcement that it had retained investment bankers to assess acquisition proposals. Blackboard subsequently announced its sale to a private equity firm on July 1, 2011. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We moved into and out of Alcatel-Lucent in an unusually short period as the stock nearly doubled within three months of our initial purchase. After a turbulent several years, including the 2006 merger of its namesakes, Alcatel-Lucent has improved profitability and established itself as a leading equipment provider for the buildouts of new telecommunication networks. However, we sold it when the valuation no longer seemed to offer compelling opportunity.

Despite continued weakness in consumer demand for personal computers, Dell, which we built into a large position last year, enjoyed robust gains in the first half of 2011. Dell has strongly increased margins in its personal computer (PC) business as a result of cost-saving and pricing efforts and favorable input costs. It has benefited from a higher mix of corporate PCs, which are benefiting from an upgrade cycle. Dell is also expanding its other business lines—including storage and technology services—and these now compose about half of its overall profits. Continued progress in these areas is important because the PC business is highly competitive, and the advent of tablet computers, such as Apple’s iPad, has put more pressure on PC demand. While we worry about Dell’s competitive challenges, the company remains a large position because we believe its valuation—one of the technology industry’s lowest—reflects overly negative expectations.

NVIDIA surged early in the year as a result of the strong adoption of its Tegra mobile processor in smartphones and tablet computers. We believe NVIDIA’s computer graphics expertise and demonstrated innovation will enable continued success in these markets, and we’re optimistic that it will benefit as PCs begin to use ARM chips, an alternative to Intel’s processors. Nonetheless, NVIDIA faces intense competition and a high rate of change in its markets, which make its business volatile and its stock risky. In fact, we have traded into and out of the stock to take advantage of price swings.

Our health care holdings enjoyed strong gains in the year’s first half. Pfizer and orthopedic device maker Zimmer were particularly good performers. Zimmer delivered better-than-expected earnings driven by market share gains and operating margin expansion. Pfizer’s more proactive management stance toward maximizing shareholder value fueled the stock’s positive returns. We moved out of both positions on strength. We initiated positions in biotechnology giant Amgen and pharmaceutical provider Celgene.

Nintendo was a disappointment in the last six months. Its new hand-held gaming device, called the 3DS, got off to a slow start, and investors were unimpressed with the initial demonstration of the WiiU, the company’s successor to the popular Wii gaming console, which is scheduled to be launched next year. Investors appear unwilling to give these products the benefit of the doubt because each faces a much more crowded landscape of alternative entertainment offerings than did its predecessor. But we think a strong slate of games, such as “Kid Icarus: Uprising” and “Super Mario 3D,” position the 3DS for a strong holiday season. It appears that the WiiU will appeal to the huge Wii user base. While disappointed in Nintendo’s performance, we continue to like the stock and added substantially to it on weakness.

Google lost ground as earnings fell short of expectations—despite nearly 30% revenue growth—due to aggressive investments in several newer businesses. We remain bullish on Google as we expect continued strength in its core search business—especially from mobile devices—and rapid growth in its display advertising and Android smartphone businesses. While it is important that Google prioritize its spending, we think its investments in growth and competitive positioning can be productive. We added to Google during the period.

Semiconductor maker Broadcom was our largest new purchase in the first half as slower mobile phone sales by a few of its key chip customers drove a large decline in the stock. We hadn’t owned Broadcom because it carried a high valuation, but we viewed the sell-off as an opportunity given the company’s strong market positions—most notably as the leading provider of chips that enable mobile computing devices to wirelessly connect to the Internet. Connected devices are a massive global technology trend, and we view Broadcom as well positioned.

Atmel, a new position, is a provider of microcontrollers, or semiconductors that digitally control a wide variety of systems, including appliances, medical devices, and car engines. Atmel has an attractive core business that it is successfully augmenting as the leading provider of touch-screen controllers for smartphones and tablet computers. We expect rapid growth in these devices over the next decade and believe that Atmel, like Broadcom, will be a major beneficiary. We continue to own Atmel’s touch-screen competitor Synaptics as we expect numerous beneficiaries of growth in touch-screen devices.

Microsoft lagged modestly in the first half. We added to it, and it remains our top position as we think the stock is notably undervalued at its large discount to its technology peers and the broader market. We expect continued strength in Office and related products and ongoing steady adoption by businesses of Windows 7 PCs. Microsoft is making progress in newer areas, including search with Bing, human interfaces with Kinect for Xbox, cloud computing with its Office 365 application suite, and smartphones with its Windows Phone 7 operating system. We think the Windows 8 operating system, expected to be released in 2012, will bolster earnings and make Microsoft a credible player in the rapidly growing tablet computer market. We believe this combination of attributes will make Microsoft a strong performer.

STRATEGY REVIEW AND OUTLOOK

We noted six months ago that following the steep technology stock gains—including last year’s robust second half—large advances were unlikely in the medium term. This was because valuations had increased and expectations were running higher for both earnings and economic growth. Stocks managed healthy gains in a turbulent first half that was marked by continued favorable corporate earnings offset by economic cross-currents. The silver lining of the market’s intra-period weakness was that we were able to add numerous attractive new positions to the portfolio. We set a high bar for stock selection in the portfolio, demanding that there be a large opportunity between where the stock is valued and what we think it is worth. For example, Broadcom and NetApp are businesses we have liked for some time, and recent share price declines created opportunities to establish positions at attractive prices.

While, two years ago, most technology stock valuations were low, there has been a large variation in valuations across the group for more than a year. Large-cap technology stocks, such as Microsoft and Cisco Systems, a new position in the period, are trading at extremely low valuations, while most faster-growing smaller stocks are trading at high multiples. Although we own several high-multiple stocks, we are seeing the best opportunities in lower-multiple ones and have made many of these large positions. Similarly, we are not anticipating large gains for science and technology stocks across the board.

Although we are concerned about continuing economic challenges, we believe your fund is well positioned to benefit from the strength of technology innovation in both the business and consumer markets. Our experienced global research team will continue to generate in-depth research, insights, and analysis in an effort to provide shareholders with the best possible investment opportunities.

Thank you for your continued support.

Respectfully submitted,

Kennard W. Allen
President of the fund and chairman of its Investment Advisory Committee

July 15, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Lipper Science & Technology Funds Index: An index of science and technology mutual fund performance returns for specified periods as tracked by Lipper Inc.

Price/earnings (P/E) ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 97.3%		
ENERGY 2.7%		
Energy Related 2.7%		
First Solar (1)	437,000	57,802
STR Holdings (1)	1,803,200	26,904
Total Energy		84,706
HARDWARE 14.3%		
Consumer Electronics 6.0%		
Apple (1)	482,700	162,028
Dolby Laboratories, Class A (1)	344,000	14,606
RealD (1)	647,900	15,155
		191,789
Enterprise Hardware 8.3%		
Dell (1)	5,062,580	84,393
Hewlett-Packard	1,159,300	42,198
NetApp (1)	833,700	44,003
Rovi (1)	833,397	47,804
Seagate Technology	1,405,900	22,719
Taser International (1)(2)	4,648,500	21,151
		262,268
Total Hardware		454,057
HEALTH CARE 4.1%		
Biotechnology 2.6%		
Amgen (1)	656,200	38,289
Celgene (1)	422,800	25,503
Monsanto	249,800	18,121
		81,913
Medical Devices 1.5%		
Medtronic	743,300	28,639

SEMICONDUCTORS 21.2%

Analog Semiconductors 0.6%

Intersil Holding, Class A	1,535,600	19,732
		19,732

Digital Semiconductors 15.1%

Advanced Micro Devices (1)	3,379,900	23,626
Atmel (1)	2,954,000	41,563
Broadcom, Class A	2,583,900	86,922
Cree (1)	641,100	21,535
Marvell Technology Group (1)	6,780,200	100,110
Micron Technology (1)	8,005,400	59,880
NVIDIA (1)	1,899,600	30,270
ON Semiconductor (1)	5,964,039	62,443
SanDisk (1)	1,317,100	54,660
		481,009

Semiconductor Capital Equipment 5.5%

Applied Materials	3,299,143	42,922
Lam Research (1)	1,694,700	75,041
MEMC Electronic Materials (1)	2,369,300	20,210
Tokyo Electron (JPY)	648,500	35,378
		173,551
Total Semiconductors		674,292

SOFTWARE 29.8%

Applications Software 5.2%

Adobe Systems (1)	2,097,100	65,954
Autonomy (GBP) (1)	950,528	26,042
RealNetworks (1)(2)	7,866,660	26,747
Synaptics (1)(2)	1,778,757	45,785
		164,528

Consumer Software 6.2%		
Electronic Arts (1)	898,000	21,193
Nintendo (JPY)	802,900	151,202
Ubisoft Entertainment (EUR) (1)	2,564,457	25,710
		198,105
Enterprise Software 3.5%		
Blackboard (1)(2)	1,946,200	84,445
Commvault Systems (1)	568,549	25,272
		109,717
Infrastructure Software 10.5%		
Microsoft	12,209,000	317,434
Red Hat (1)	365,700	16,786
		334,220
Systems Software 2.8%		
BMC Software (1)	499,800	27,339
CA	2,725,200	62,244
		89,583
Technical Software 1.6%		
Autodesk (1)	1,295,379	50,002
		50,002
Total Software		946,155
TELECOM EQUIPMENT 7.5%		
Wireless Equipment 2.3%		
Qualcomm	1,200,855	68,197
Trimble Navigation (1)	174,000	6,897
		75,094
Wireline Equipment 5.2%		
BigBand Networks (1)	618,800	1,343

Ciena (1)	766,400	14,086
Cisco Systems	3,527,800	55,069
Corning	1,201,900	21,814
Ixia (1)	647,000	8,282
JDS Uniphase (1)	2,210,000	36,819
Juniper Networks (1)	853,219	26,876
		164,289
Total Telecom Equipment		239,383
TELECOM SERVICES 2.0%		
Long Distance/Data 1.5%		
Akamai Technologies (1)	1,480,400	46,588
		46,588
Wireless - International 0.5%		
China Unicom Hong Kong (HKD)	8,614,000	17,465
		17,465
Total Telecom Services		64,053
Total Common Stocks (Cost $3,074,432)		3,092,550
CONVERTIBLE PREFERRED STOCKS 2.1%		
ENERGY 0.1%		
Energy Related 0.1%		
Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost: $5,330 (1)(3)	533,000	3,198
Total Energy		3,198
INTERNET & E-COMMERCE 2.0%		
Internet 2.0%		
Angie's List, Acquisition Date: 3/15 – 5/17/11 Acquisition Cost: $9,584 (1)(3)	135,483	9,584

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/11	Value 12/31/10
Blackboard	$ 48,869	$ 2,376	$ -	$ 84,445	$ *
RealNetworks	-	-	-	26,747	33,040
Synaptics	-	-	-	45,785	52,260
Taser International	1,963	-	-	21,151	19,748
T. Rowe Price Government Reserve Investment Fund, 0.09%	¤	¤	94	17,255	173,990
Totals			$ 94	$ 195,383	$ 279,038

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 176,712
Dividend income	94
Interest income	-
Investment income	$ 94
Realized gain (loss) on securities	$ 1,035
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,134,728)	$ 3,176,308
Receivable for investment securities sold	8,118
Cash	2,451
Receivable for shares sold	2,353
Dividends receivable	192
Other assets	577
Total assets	3,189,999
Liabilities	
Payable for shares redeemed	9,196
Investment management fees payable	1,702
Due to affiliates	468
Other liabilities	506
Total liabilities	11,872
NET ASSETS	$ 3,178,127
Net Assets Consist of:	
Accumulated net investment loss	$ (1,526)
Accumulated undistributed net realized loss	(278,743)
Net unrealized gain	41,576
Paid-in capital applicable to 112,335,879 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	3,416,820
NET ASSETS	$ 3,178,127
NET ASSET VALUE PER SHARE	
Investor Class	
($2,750,293,902 / 97,151,712 shares outstanding)	$ 28.31
Advisor Class	
($427,832,983 / 15,184,167 shares outstanding)	$ 28.18

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/11
Investment Income (Loss)		
Income		
Dividend		$ 13,132
Securities lending		422
Total income		13,554
Expenses		
Investment management		10,672
Shareholder servicing		
Investor Class	$ 3,167	
Advisor Class	333	3,500
Rule 12b-1 fees		
Advisor Class		547
Prospectus and shareholder reports		
Investor Class	104	
Advisor Class	2	106
Custody and accounting		167
Registration		37
Legal and audit		25
Directors		11
Miscellaneous		15
Total Expenses		15,080
Net investment loss		(1,526)
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		373,078
Foreign currency transactions		850
Net realized gain		373,928
Change in net unrealized loss on securities		(202,257)
Net realized and unrealized gain		171,671
INCREASE IN NET ASSETS FROM OPERATIONS		$ 170,145

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Science & Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and the Science & Technology Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $94,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $15,982,000 for the six months ended June 30, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2011, there were no securities on loan.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations and totaled $34,000 for the six months ended June 30, 2011.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,452,654,000 and $1,396,829,000, respectively, for the six months ended June 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available loss carryforwards. As of December 31, 2010, the fund had $652,391,000 of unused capital loss carryforwards, which expire: $129,421,000 in fiscal 2011, $7,359,000 in fiscal 2015, $212,386,000 in fiscal 2016 and $303,225,000 in fiscal 2017. Additionally, $16,427,000 of the fund’s unused capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount and/or timing of use.

At June 30, 2011, the cost of investments for federal income tax purposes was $3,134,728,000. Net unrealized gain aggregated $41,576,000 at period-end, of which $336,697,000 related to appreciated investments and $295,121,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $69,000 for Price Associates; $1,539,000 for T. Rowe Price Services, Inc.; and $691,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2011, the fund was charged $22,000 for shareholder servicing costs related to the college savings plans, of which $14,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2011, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 637,630 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011